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                                                                   EXHIBIT 10.2

                          BF ENTERPRISES, INC.
                  1993 LONG-TERM EQUITY INCENTIVE PLAN

SECTION 1. PURPOSE; DEFINITIONS.

        (a) Purpose. The purpose of the Plan is to provide selected eligible employees of, and consultants to, BF Enterprises, Inc., a Delaware corporation (the "Company"), and its subsidiaries and affiliates, an opportunity to participate in the Company's future by offering them long-term performance-based and other incentives and equity interests in the Company so as to retain, attract and motivate management personnel.

        (b) Definitions. For purposes of the Plan, the following terms have the following meanings:

            (i) "Affiliate" means a parent or subsidiary corporation, as defined in the applicable provisions (currently Section 424) of the Code.

           (ii) "Award" means any award under the Plan, including any Option, Stock Appreciation Right, Restricted Stock, Stock Purchase Right, or Performance Share Award.

          (iii) "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Plan participant setting forth the terms and conditions of the Award.

           (iv) "Board" means the Board of Directors of the Company.

            (v) "Change in Control" has the meaning set forth in Section 10(a).

           (vi) "Change in Control Price" has the meaning set forth in
Section 10(c).

          (vii) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor law.

         (viii) "Commission" means the Securities and Exchange Commission and any successor agency.

           (ix) "Committee" means the Committee referred to in Section 2.

            (x) "Company" means BF Enterprises, Inc., a Delaware corporation.

           (xi) "Disability" means permanent and total disability as determined by the Committee for purposes of the Plan.


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           (xii) "Disinterested Person" has the meaning set forth in
Rule 16b-3(c)(2)(i) under the Exchange Act, and any successor definition adopted by the Commission.

          (xiii) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor law.

           (xiv) "Fair Market Value" means as of any given date:

                 (A) If the Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System, the closing sales price for the Stock, as reported on such system or exchange (or the largest such exchange) for the date the value is to be determined (or if there is no sale for such date, then for the last preceding business day on which there was a sale), as reported in the Wall Street Journal or similar publication.

                 (B) If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the mean between the high bid and low asked prices for the Stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

                 (C) In the absence of an established market for the Stock, as determined in good faith by the Committee, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry and its management, and the values of stock of other corporations in the same or a similar line of business.

            (xv) "Incentive Stock Option" means any Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

            (xvi) "Non-Qualified Stock Option" means any Option that is not an Incentive Stock Option.

           (xvii) "Option" means an option granted under Section 5.

          (xviii) "Performance Share" means the equivalent, as of any time such assessment is made, of the Fair Market Value of one share of Stock.

            (xix)   "Performance Share Award" means an Award under Section 9.

             (xx) "Plan" means this BF Enterprises, Inc. 1993 Long-Term Equity Incentive Plan, as amended from time to time.


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            (xxi) "Restricted Stock" means an Award of Stock subject to restrictions, as more fully described in Section 7.

           (xxii) "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.

          (xxiii) "Stock" means the Common Stock, $.10 par value, of the Company, and any successor security.

           (xxiv) "Stock Appreciation Right" means an Award granted under
Section 6.

            (xxv) "Stock Purchase Right" means an Award granted under Section 8.

           (xxvi) "Subsidiary" has the meaning set forth in Section 424 of the Code.

          (xxvii) "Termination" means, for purposes of the Plan, with respect to a participant, that the participant has ceased to be, for any reason, an employee of, or a consultant to, the Company, a Subsidiary or an Affiliate.

SECTION 2. ADMINISTRATION.

         (a) Committee. The Plan shall be administered by the Committee which shall be a committee of the Board, composed, to the extent required to comply with Rule 16b-3 (unless the Committee determines that Rule 16b-3 is not applicable to the Plan), of not less than two Disinterested Persons appointed by the Board. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board. The Committee may act only by a majority of its members, except that the Committee (i) may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee and (ii) so long as not otherwise required for the Plan to comply with Rule 16b-3 (unless the Committee determines that Rule 16b-3 is not applicable to the Plan), may delegate to one or more officers or directors of the Company authority to grant Awards to persons who are not subject to Section 16 of the Exchange Act with respect to Stock. Unless each member of the Board is a Disinterested Person or the Committee determines that Rule 16b-3 is not applicable to the Plan, the Board shall have no right to exercise any of the rights or duties of the Committee under the Plan.

         (b) Authority. The Committee shall grant Awards to eligible employees and consultants. In particular and without limitation, the Committee, subject to the terms of the Plan, shall:


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             (i) select the officers, other employees and consultants to whom
Awards may be granted;

            (ii) determine whether and to what extent Awards are to be granted under the Plan;

           (iii) determine the number of shares to be covered by each Award granted under the Plan;

            (iv) determine the terms and conditions of any Award granted under the Plan and any related loans to be made by the Company, based upon factors determined by the Committee; and

             (v) determine to what extent and under what circumstances any Award payments may be deferred by a participant.

         (c) Committee Determinations Binding. The Committee may adopt, alter and repeal administrative rules, guidelines and practices governing the Plan as it from time to time shall deem advisable, interpret the terms and provisions of the Plan, any Award and any Award Agreement, and otherwise supervise the administration of the Plan. Any determination made by the Committee pursuant to the provisions of the Plan with respect to any Award shall be made in its sole discretion at the time of the grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time.
All decisions made by the Committee under the Plan shall be binding on all persons, including the Company and Plan participants.

SECTION 3. STOCK SUBJECT TO PLAN.

         (a) Number of Shares. The total number of shares of Stock reserved and available for issuance pursuant to Awards under the Plan shall be 500,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or shares reacquired in private transactions or open market purchases, but all shares issued under the Plan regardless of source shall be counted against the 500,000 share limitation. If any Option terminates or expires without being exercised in full or if any shares of Stock subject to an Award are forfeited, or if an Award otherwise terminates without a payment being made to the participant in the form of Stock, the shares issuable under such Option or Award shall again be available for issuance in connection with Awards. If any shares of Stock subject to an Award are repurchased by the Company, the shares issuable under such Award shall again be available for issuance in connection with Awards other than Options and Stock Appreciation Rights. To the extent an Award is paid in cash, the number of shares of Stock representing, at Fair Market Value on the date of the payment, the value of the cash payment shall not be available for later grant under the Plan.


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         (b) Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, spin-off, sale of substantial assets, or other change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the aggregate number of shares of Stock reserved for issuance under the Plan, in the number and exercise price of shares subject to outstanding Options, in the number and purchase price of shares subject to outstanding Stock Purchase Rights and in the number of shares subject to other outstanding Awards, as may be determined to be appropriate by the Committee, in its sole discretion; provided, that the number of shares subject to any Award shall always be rounded down to the nearest whole number. Such adjusted exercise price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Option.

SECTION 4. ELIGIBILITY.

         Awards may be granted to officers and other employees of, and consultants to, the Company and its Affiliates (excluding any person who serves only as a director).

SECTION 5. STOCK OPTION.

         (a) Types. Any Option granted under the Plan shall be in such form as the Committee may from time to time approve. The grant shall automatically terminate without any action by the Company in the event that any stock option agreement is not executed by the participant within 30 days after delivery of the Option to the participant. The Committee shall have the authority to grant to any participant Incentive Stock Options, Non-Qualified Stock Options or any type of Option (in each case with or without Stock Appreciation Rights). Incentive Stock Options may be granted only to employees of the Company, its parent (within the meaning of Section 424 of the Code) or Subsidiaries. Any portion of an Option that does not qualify as an Incentive Stock Option shall constitute a Non-Qualified Stock Option.

         (b) Terms and Conditions. Options granted under the Plan shall be subject to the following terms and conditions:

             (i) Option Term. The term of each Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than 10 years after the date the Option is granted and no Non-Qualified Stock Option shall be exercisable more than 11 years after the date the Option is granted. If, at the time the Company grants an Incentive Stock Option, the optionee owns directly, or by attribution, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any Affiliate of the Company, the Incentive Stock Option shall not be exercisable more than five years after the date of grant.


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              (ii) Grant Date. The Company may grant Options under the Plan at any time and from time to time before the Plan terminates. The Committee shall specify the date of grant or, if it fails to, the date of grant shall be the date of action taken by the Committee to grant the Option; provided, that no Option may be exercised prior to execution of the applicable Award Agreement. However, if an Option is approved in anticipation of employment, the date of grant shall be the date the intended optionee is first treated as an employee for payroll purposes.

             (iii) Exercise Price. The exercise price per share of Stock purchasable under a Non-Qualified Stock Option shall be equal to at least 10% (or such other minimum price as may be established by the Internal Revenue Service as a "safe harbor" against constructive receipt of income upon grant of the Option by the recipient of the Option), and not more than 100%, of the Fair Market Value on the date of grant. The exercise price per share of Stock purchasable under an Incentive Stock Option shall be equal to at least the Fair Market Value on the date of grant; provided, that if at the time the Company grants an Incentive Stock Option, the optionee owns directly or by attribution stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any Affiliate of the Company, the exercise price shall be not less than 110% of the Fair Market Value on the date the Incentive Stock Option is granted.

               (iv) Exercisability. Subject to the other provisions of the Plan, an Option shall be exercisable in its entirety at grant or at such times and in such amounts as are specified in the Award Agreement evidencing the Option. The Committee, in its absolute discretion, at any time may waive any limitations respecting the time at which an Option first becomes exercisable in whole or in part.

                (v) Method of Exercise; Payment. To the extent the right to purchase shares has accrued, Options may be exercised, in whole or in part, from time to time, by written notice from the optionee to the Company stating the number of shares being purchased, accompanied by payment of the exercise price for the shares. The Committee, in its discretion, may elect at the time of Option exercise that any Non-Qualified Stock Option be settled in cash rather than Stock.

                (vi) No Disqualification. Notwithstanding any other provision in the Plan, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422 of the Code.


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SECTION 6. STOCK APPRECIATION RIGHTS.

         (a) Relationship to Options; No Payment by Participant. A Stock Appreciation Right may be awarded either (i) with respect to Stock subject to an Option held by a participant, or (ii) without reference to an Option. If an Option is an Incentive Stock Option, a Stock Appreciation Right granted with respect to such Option may be granted only at the time of grant of the related Incentive Stock Option, but if the Option is a Non-Qualified Stock Option, the Stock Appreciation Right may be granted either simultaneously with the grant of the related Non-Qualified Stock Option or at any time during the term of such related Non-Qualified Stock Option. No consideration shall be paid by a participant with respect to a Stock Appreciation Right.

         (b) When Exercisable. A Stock Appreciation Right shall be exercisable at such times and in whole or in part, each as determined by the Committee, subject, with respect to participants subject to Section 16(b) of the Exchange Act, to Rule 16b-3. Unless the Committee determines that Rule 16b-3 is not applicable to the Plan, any exercise by the participant of a Stock Appreciation Right for cash shall be made only (i) during the window period specified in Rule 16b-3(e)(3) and any successor rule (the "Window Period") or (ii) pursuant to an irrevocable written election by the participant to receive cash, in whole or in part, upon exercise of his Stock Appreciation Right(subject to the approval of the Committee) made at least 6 months prior to the exercise of the Stock Appreciation Right. If a Stock Appreciation Right is granted with respect to an Option, unless the Award Agreement otherwise provides, the Stock Appreciation Right may be exercised only to the extent to which shares covered by the Option are not at the time of exercise subject to repurchase by the Company.

         (c) Effect on Related Right; Termination of Stock Appreciation Right. If a Stock Appreciation Right granted with respect to an Option is exercised, the Option shall cease to be exercisable and shall be cancelled to the extent of the number of shares with respect to which the Stock Appreciation Right was exercised. Upon the exercise or termination of an Option, related Stock Appreciation Rights shall terminate to the extent of the number of shares as to which the Option was exercised or terminated, except that, unless otherwise determined by the Committee at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Option shall not be reduced until the number of shares covered by exercise or termination of the related Option exceeds the number of shares not covered by the Stock Appreciation Right. A Stock Appreciation Right granted independently from an Option shall terminate and shall be no longer exercisable at the time determined by the Committee at the time of grant, but not later than 10 years from the date of grant. Upon the Termination of the participant, a Stock Appreciation Right granted with respect to an Option shall be exercisable only to the extent which the Option is then exercisable.


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         (d) Form of Payment Upon Exercise. Despite any attempt by a participant to elect payment in a particular form upon exercise of a Stock Appreciation Right, the Committee, in its discretion, may elect to cause the Company to pay cash, Stock, or a combination of cash and Stock upon exercise of the Stock Appreciation Right.

         (e) Amount of Payment Upon Exercise. Upon the exercise of a Stock Appreciation Right, the participant shall be entitled to receive one of the following payments, as determined by the Committee under Section 6(d):

            (i) Stock. That number of whole shares of Stock equal to the number computed by dividing (A) an amount (the "Stock Appreciation Right Spread"), rounded to the nearest whole dollar, equal to the product computed by multiplying (x) the excess of (1) if the Stock Appreciation Right may only be exercised during the Window Period, the highest Fair Market Value on any day during the Window Period, and otherwise, the Fair Market Value on the date the Stock Appreciation Right is exercised, over (2) the exercise price per share of Stock of the related Option, or in the case of a Stock Appreciation Right granted without reference to an Option, such other price as the Committee establishes at the time the Stock Appreciation Right is granted, by (y) the number of shares of Stock with respect to which a Stock Appreciation Right is being exercised by (B) (1) if the Stock Appreciation Right may only be exercised during the Window Period, the highest Fair Market Value during the Window Period in which the Stock Appreciation Right was exercised, and
(2) otherwise, the Fair Market Value on the date the Stock Appreciation Right is exercised; plus, if the foregoing calculation yields a fractional share, an amount of cash equal to the applicable Fair Market Value multiplied by such fraction (such payment to be the difference of the fractional share); or

            (ii) Cash. An amount in cash equal to the Stock Appreciation Right Spread; or

           (iii) Cash and Stock. A combination of cash and Stock, the combined value of which shall equal the Stock Appreciation Right Spread.


SECTION 7. RESTRICTED STOCK.

Shares of Restricted Stock shall be subject to the following terms and conditions:

         (a) Price. Participants awarded Restricted Stock, within 45 days of receipt of the applicable Award Agreement, which in no event shall be later than 10 days after the Award grant date, shall pay to the Company, if required by applicable law, an amount at least equal to the par value of the Stock subject to the Award. If such payment is not made and received by the Company by such date, the Award of Restricted Stock shall lapse.


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         (b) Restrictions. Subject to the provisions of the Plan and the Award
Agreement, during a period set by the Committee, commencing with, and not exceeding 10 years from, the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock. Within these limits, the Committee may in its discretion provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance or such other factors or criteria as the Committee may determine.

         (c) Dividends. Unless otherwise determined by the Committee, cash dividends with respect to shares of Restricted Stock shall be automatically reinvested in additional Restricted Stock, and dividends payable in Stock shall be paid in the form of Restricted Stock, and in each case such additional shares of Restricted Stock will be deemed vested pursuant to the terms of the Award Agreement applicable to such Restricted Stock on a pro rata basis.

         (d) Termination. Except to the extent otherwise provided in the Award Agreement and pursuant to Section 7(b), upon termination of a participant's employment for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant.

SECT ION 8. STOCK PURCHASE RIGHTS.

         (a) Price. The Committee may grant Stock Purchase Rights which shall enable the recipients to purchase Stock at a price equal to not less than 50%, and not more than 100% of its Fair Market Value on the date of grant.

         (b) Exercisability. Stock Purchase Rights shall be exercisable for a period determined by the Committee not exceeding 30 days from the date of grant.

SECTION 9. PERFORMANCE SHARES.

         (a) Awards. The Committee shall determine the nature, length (which shall in no event exceed 10 years) and starting date of the performance period (the "Performance Period") for each Performance Share Award. The consideration payable by a participant with respect to a Performance Share Award shall be an amount determined by the Committee in the exercise of the Committee's discretion at the time of the Award; provided, that the amount of consideration may be zero and may in no event exceed 50% of the Fair Market Value at the time of grant. The Committee shall determine the performance objectives to be used in awarding Performance Shares and the extent to which such Performance Shares have been earned. Performance Periods may overlap and participants may participate simultaneously with respect to Performance Share Awards


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that are subject to different Performance Periods and different performance factors and criteria. At the beginning of each Performance Period, the Committee shall determine for each Performance Share Award subject to such Performance Period the number of shares of Stock (which may constitute Restricted Stock) to be awarded to the participant at the end of the Performance Period if and to the extent that the relevant measures of performance for such Performance Share Award are met. Such number of shares of Stock may be fixed or may vary in accordance with such performance or other criteria as may be determined by the Committee. The Committee may provide that amounts equivalent to interest at such rates as the Committee may determine or amounts equivalent to dividends paid shall be payable with respect to Performance Share Awards. In addition to the provisions set forth in
Section 11(j), the Committee, in its discretion, may modify the terms of any Performance Share Award, including the specification and measurement of performance goals.

         (b) Termination of Employment. Except as otherwise provided in the Award Agreement or determined by the Committee, in the event of Termination, then the participant shall not be entitled to any payment subsequent to such Termination with respect to the Performance Shares subject to the Performance Period.

         (c) Form of Payment. Payment shall be made in the form of cash or whole shares of Stock, as the Committee, in its discretion, shall determine.

SECTION 10. CHANGE IN CONTROL

         (a) Definition of "Change in Control". For purposes of Section 10(b), a "Change in Control" means the occurrence of either of the following:

            (i) any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary, an Affiliate, or a Company employee benefit plan, including any trustee of such plan acting as trustee), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (or a successor to the Company) representing 35% or more of the combined voting power of the then-outstanding securities of the Company or such successor;

           (ii) at any time that the Company has registered shares under the Exchange Act, at least 40% of the directors of the Company constitute persons who were not, at the time of their first election to the Board, candidates proposed by a majority of the Board in office prior to the time of such first election; or

          (iii) (A) the dissolution of the Company or liquidation of more than 50% in value of the Company or a sale of assets involving 50% or more in value of the assets of the Company, (B) any merger or reorganization of the Company whether or not another entity is the survivor, (C) a transaction pursuant


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to which the holders, as a group, of all of the shares of the Company outstanding prior to the transaction hold, as a group, less than 50% of the combined voting power of the Company or any successor company outstanding after the transaction, or (D) any other event which the Board, in its discretion, determines would materially alter the structure of the Company or its ownership.

         (b) Impact of Event. In the event of a "Change in Control" as defined in Section 10(a), the following provisions shall apply:

             (i) any Stock Appreciation Rights and Options outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested; provided, that in the case of a holder of Stock Appreciation Rights who is actually subject to Section 16(b) of the Exchange Act, such Stock Appreciation Rights shall have been outstanding for at least six months at the date such Change in Control is determined to have occurred;

            (ii) the restrictions and limitations applicable to any Restricted Stock and Stock Purchase Rights shall lapse, and such Restricted Stock shall become fully vested;

           (iii) the value (net of any exercise price and required tax withholdings) of all outstanding Options, Stock Appreciation Rights, Restricted Stock, and Stock Purchase Rights, unless otherwise determined by the Committee at or after grant and subject to Rule 16b-3, shall be cashed out on the basis of the "Change in Control Price", as defined in Section 10(c), as of the date such Change in Control is determined to have occurred or such other date as the Board may determine prior to the Change in Control; and

            (iv) any outstanding Performance Share Awards shall be vested and paid in full as if all performance criteria had been met; provided, however, that the foregoing provisions shall only apply, with respect to the events described Section 10(a)(i), 10(a)(iii)(B), and 10(a)(iii)(D), if and to the extent so specifically determined by the Board in the exercise of the Board's discretion, which determination may be amended or reversed only by the affirmative vote of a majority of the persons who were directors at the time such determination was made.

         (c) Change in Control Price. For purposes of this Section 10, "Change in Control Price" means the highest price per share paid in any transaction reported on any established stock exchange, national market system or other established market for the Stock, or paid or offered in any bona fide transaction, in each case related to a potential or actual Change in Control of the Company, at any time during the 60-day period preceding the Change in Control, as determined by the Board, except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Board decides to cash out such Options.


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SECTION 11. GENERAL PROVISIONS.

         (a) Award Grants. Any Award may be granted either alone or in addition to other Awards granted under the Plan. Subject to the terms and restrictions set forth elsewhere in the Plan, the Committee shall determine the consideration, if any, payable by the participant for any Award and, in addition to those set forth in the Plan, any other terms and conditions of the Awards. The Committee may condition the grant or payment of any Award upon the attainment of specified performance goals or such other factors or criteria, including vesting based on continued employment or consulting, as the Committee shall determine. Performance objectives may vary from participant to participant and among groups of participants and shall be based upon such Company, Subsidiary, group or division factors or criteria as the Committee may deem appropriate, including, but not limited to, earnings per share or return on equity. The other provisions of Awards also need not be the same with respect to each recipient. Unless specified otherwise in the Plan or by the Committee, the date of grant of an Award shall be the date of action by the Committee to grant the Award. The Committee may also substitute new Options for previously granted Options, including previously granted Options having higher exercise prices.

          (b) Types of Shares. The Committee, in its discretion, may determine at the time of an Award that in lieu of Stock there shall be issuable under, or applicable to the measurement of, any Award of (i) Restricted Stock,
(ii) shares of any series of common stock of the Company, other than Stock, and shares of any series of common stock of any Subsidiary or Affiliate of the Company ("Common Shares"), or (iii) shares of any series of preferred stock of the Company ("Preferred Shares"); provided, that (A) with respect to shares issuable upon exercise of Incentive Stock Options, Common Shares and Preferred Shares shall be limited to shares of any Subsidiary authorized as of the date the Plan is approved by the Board, and (B) with respect to shares issuable upon exercise of Non-Qualified Stock Options and Stock Appreciation Rights, Common Shares and Preferred Shares shall be limited to shares of any Subsidiary or Affiliate of the Company. In such event, the Committee shall determine the number of shares of Stock equivalent to such Restricted Stock, Common Shares or Preferred Shares for the purpose of calculating the shares of Stock issued under the Plan; provided, that a Common Share or a Preferred Share in no event shall be deemed equal to less than one share of Stock.

          (c) Award Agreement. As soon as practicable after the date of an Award grant, the Company and the participant shall enter into a written Award Agreement specifying the date of grant, and the terms and conditions of the Award.

          (d) Certificates. All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders, legends and other restrictions as the Committee may deem advisable


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under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Stock is then listed and any applicable federal, state or foreign securities law.

         (e) Termination. In the event of Termination for any reason other than death or Disability, Awards held at the date of Termination (and only to the extent then exercisable or payable, as the case may be) may be exercised in whole or in part at any time within three months after the date of Termination, or such lesser period specified in the Award Agreement (but in no event after the expiration date of the Award), but not thereafter. If Termination is due to death or Disability, or a participant dies or becomes disabled within the period that the Award remains exercisable or payable, as the case may be, after Termination, only Awards held at the date of death or Disability
(and only to the extent then exercisable or payable, as the case may be) may be exercised in whole or in part by the participant in the case of Disability, by the participant's personal representative or by the person to whom the Award is transferred by will or the laws of descent and distribution, at any time within 18 months after the death or one year after the Disability, as the case may be, of the participant, or any lesser period specified in the Award Agreement
(but in no event after the expiration of the Award). In the event of Termination by reason of the participant's retirement (as determined in the exercise of the Committee's sole discretion), Awards may be exercised in whole or in part at any time within two years after the date of Termination, or such lesser period specified in the Award Agreement; provided, however, that in no event shall an Award be exercisable after the expiration date of the Award.

         (f) Delivery of Purchase Price. Participants shall make all or any portion of any payment due to the Company with respect to the consideration payable for, upon exercise of, or for any federal, state, local or foreign tax payable in connection with, an Award by delivery of cash; and if and only to the extent authorized by the Committee, all or any portion of such payment may be made by delivery of any property (including, without limitation, a promissory note of the participant or shares of Stock or other securities and, in the case of an option, surrender of shares issuable upon exercise of that option) other than cash, so long as, if applicable, such property constitutes valid consideration for the Stock under applicable law. To the extent participants may make payments due to the Company upon grant or exercise of Awards by the delivery of shares of Stock or other securities, the Committee, in its discretion, may permit participants constructively to deliver for any such payment (A) securities of the Company held by the participant for at least 6 months or (B) subject to the timing requirements of Section 11(y), securities of the Company issuable to the participant upon exercise of the Award. Constructive delivery shall be effected by (i) identification by the participant of shares intended to be delivered constructively, (ii) confirmation by the Company of participant's ownership of such shares (for example, by reference to the Company's stock records, or by some other means of verification), and
(iii) if applicable, upon exercise, delivery to the participant of a certificate for that number of shares equal to the number of shares for which the Award is exercised less the number of shares constructively delivered.

         (g) Tax Withholding. If and to the extent authorized by the Committee in its discretion, a person who has received an Award or payment under an Award may, to pay the amount of tax that the Committee in its discretion determines to be required to be withheld by the Company, make an election to deliver to the Company or have withheld either (i) a promissory note of the participant on the terms set forth in Section 11(f) or (ii) (A) securities of the Company held by the participant for at least 6 months or (B), subject to the timing requirements of Section 11(y), securities of the Company issuable to the participant upon exercise of the Award. Any shares or other securities so withheld or tendered will be valued by the Committee as of the date they are withheld or tendered; provided, that Stock shall be valued at the Fair Market Value on such date. The value of the shares withheld or tendered may not exceed the required federal, state, local and foreign withholding tax obligations as computed by the Company. Unless the Committee permits otherwise, the participant shall pay to the Company in cash, promptly when the amount of such obligations becomes determinable, all applicable federal, state, local and foreign withholding taxes that the Committee in its discretion determines to result from the lapse of restrictions imposed upon an Award or upon exercise of an Award or from a transfer or other disposition of shares acquired upon exercise or payment of an Award or otherwise related to the Award or the shares acquired in connection with an Award.

          (h) No Transferability. No Award shall be assignable or otherwise transferable by the participant other than by will or by the laws of descent and distribution, and during the life of a participant, an Award shall be exercisable, and any elections with respect to an Award may be made, only by the participant or participant's guardian or legal representative. Unless otherwise approved in writing by the Committee, no shares acquired upon exercise of any Award by any officer of the Company, as defined in Rule 16a-l(f) under the Exchange Act, may be sold, assigned, pledged, encumbered or otherwise transferred until at least 6 months have elapsed from (but excluding) the date that such Award was granted. The Committee may require the participant to give the Company prompt notice of any disposition of shares of Stock, acquired by exercise of an Incentive Stock Option within two years from the date of granting such option or one year after the transfer of such shares to such participant. The Committee may direct that the certificates evidencing shares acquired by exercise of an option refer to such requirement to give prompt notice of disposition.

         (i) Right of First Refusal. At the time of grant, the Committee may provide in connection with any Award that the shares of Stock received as a result of such Award shall be subject to a right of first refusal pursuant to which the participant shall be required to offer to the Company any shares that the participant wishes to sell at the then Fair Market Value of the Stock or at such other price as may be set forth in the applicable Award Agreement, subject to such other terms and conditions as the Committee may specify at the time of grant.

         (j) Adjustment of Awards: Waivers. The Committee may adjust the performance goals and measurements applicable to Awards (i) to take into account changes in law and accounting and tax rules, (ii) to make such adjustments as the Committee deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships, (iii) to make such adjustments as the Committee deems necessary or appropriate to reflect any material changes in business conditions, and (iv) in any other manner determined in the Committee's discretion. In the event of hardship or other special circumstances of a participant and otherwise in its discretion, the Committee may waive in whole or in part any or all restrictions, conditions, vesting, or forfeiture with respect to any Award granted to such participant.

         (k) Election to Defer Payment. To the extent, if any, permitted by the Committee, a participant may elect, at such time as the Committee may in its discretion specify, to defer payment of all or a portion of an Award.

         (l) Non-Competition. The Committee may condition the Committee's discretionary waiver of a forfeiture or vesting acceleration at the time of Termination of a participant holding any unexercised or unearned Award or the waiver of restrictions upon any Award upon a requirement that such participant agree to and actually (i) not engage in any business or activity competitive with any business or activity conducted by the Company and (ii) be available, unless such participant shall have died, for consultations at the request of the Company's management, all on such terms and conditions (including conditions in addition to (i) and (ii)) as the Committee may determine.

         (m) Dividends. The reinvestment of dividends in additional Stock or Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment (taking into account then outstanding Awards).

         (n) Regulatory Compliance. Each Award under the Plan shall be subject to the condition that, if at any time the Committee shall determine that
(i) the listing, registration or qualification of the shares of Stock, Common Shares or Preferred Shares upon any securities exchange or under any state or federal law, (ii) the consent or approval of any government or regulatory body or (iii) an agreement or representations by the participant with respect thereto is necessary or desirable, then such Award shall not be consummated in whole or in part unless such listing, registration, qualification, consent, approval, agreement or representations shall have been effected or obtained free of any conditions not acceptable to the Committee.

         (o) Rights as Shareholder. Unless the Plan or the Committee expressly specifies otherwise, a participant shall have no rights as a shareholder with respect to any shares covered by an Award until the participant is entitled, under the terms of the Award, to receive such shares. Subject to Sections 3(b) and 7(c), no adjustment shall be made for dividends or other rights for which the record date is prior to the date the certificates are delivered.

         (p) Beneficiary Designation. The Committee, in its discretion, may establish procedures for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid.

         (q) Additional Plans. Nothing contained in the Plan shall prevent the Company, a Subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

         (r) No Employment Rights. The adoption of the Plan shall not confer upon any employee any right to continued employment nor shall it interfere in any way with the right of the Company, a Subsidiary or Affiliate to terminate the employment of any employee at any time.

         (s) Rule 16b-3. Notwithstanding any provision of the Plan, the Plan shall always be administered, and Awards shall always be granted and exercised, in such a manner as to conform to the provisions of Rule 16b-3, unless the Committee determines that Rule 16b-3 is not applicable to the Plan.

         (t) Governing Law. The Plan and all Awards shall be governed by and construed in accordance with the laws of the State of California.

         (u) Use of Proceeds. All cash proceeds to the Company under the Plan shall constitute general funds of the Company.

         (v) Unfunded Status of Plan. The Plan shall constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or arrangements to meet the obligations created under the Plan to deliver Stock or make payments; provided, that unless the Committee otherwise determines, the existence of such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan.

         (w) Assumption by Successor. The obligations of the Company under the Plan and under any outstanding Award may be assumed by any successor corporation, which for purposes of the Plan shall be included within the meaning of "Company".

         (x) Plan Designation and Status. Notwithstanding the designation of this document as a plan for ease of reference and to standardize certain provisions applicable to all types of Awards, each type of Award shall be deemed to be a separate "plan" for purposes of Section 16 of the Exchange Act and any applicable state securities laws.

         (y) Certain Timing Requirements. Securities of the Company issuable to the participant upon exercise of an Award may be used to satisfy the exercise price or the tax withholding consequences of such exercise only (i) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date or (ii) pursuant to an irrevocable written election by the participant to use securities of the Company issuable to the participant upon exercise of the Award to pay all or part of the exercise price or the withholding taxes (subject to the approval of the Committee) made at least 6 months prior to the payment of such exercise price or withholding taxes.

SECTION 12. AMENDMENTS AND TERMINATION.

         The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuance shall be made which would impair the rights of a participant under an outstanding Award without the participant's consent. In addition, to the extent required for the Plan to comply with Rule 16b-3 or, with respect to provisions solely as they relate to Incentive Stock Options, to the extent required for the Plan to comply with Section 422 of the Code, the Board may not amend or alter the Plan without the approval of a majority of the votes cast at a duly held meeting of shareholders at which a quorum of the voting power of the Company is represented in person or by proxy, where such amendment or alteration would:

         (a) except as expressly provided in the Plan, increase the total number of shares reserved for issuance pursuant to Awards under the Plan;

         (b) except as expressly provided in the Plan, change the minimum price terms of Sections 5(b)(iii), 7(a) or 8(a);

         (c) change the class of employees and consultants eligible to participate in the Plan;

         (d) extend the maximum Option term under Section 5(b) or the maximum Stock Purchase Right exercise period under Section 8(b); or

         (e) materially increase the benefits accruing to participants under the Plan.

         The Board of Directors may, at any time without shareholder approval, amend the Plan and the terms of any Award outstanding under the Plan, provided that such amendment is designed to maximize federal income tax benefits accorded to Awards or, if the Committee determines that Rule 16b-3 is applicable to the Plan, to comply with Rule 16b-3 and provided further, that with respect to outstanding Awards, the participant consents to such amendment.

SECTION 13. EFFECTIVE DATE OF PLAN.

         The Plan shall be effective on the date it is adopted by the Board but all Awards shall be conditioned upon approval of the Plan at a duly held meeting of shareholders by the affirmative vote of the holders of a majority of the voting power of the shares of the Company represented in person or by proxy and entitled to vote at the meeting.

SECTION 14. TERM OF PLAN.

         No Award shall be granted on or after February 12, 2003, but Awards granted prior to February 12, 2003 (including, without limitation, Performance Share Awards for Performance Periods commencing prior to February 12, 2003) may extend beyond that date.

                            SECRETARY'S CERTIFICATE

                  I, John M. Price, the duly elected Secretary of
BF Enterprises, Inc. (the "Company") do hereby certify that the attached
1993 Long-Term Equity Incentive Plan was duly adopted by the Board of Directors of the Company on February 13, 1993.



                                         __________________________
                                         John M. Price
                                         Secretary

                                                            EXHIBIT 5.3


                              BF ENTERPRISES, INC.

                     1993 LONG-TERM EQUITY INCENTIVE PLAN

                             STOCK PURCHASE AGREEMENT



        THIS STOCK PURCHASE AGREEMENT ("Agreement") is made and entered into as of _______, 19 , between BF ENTERPRISES, INC., a Delaware corporation (the "Company"), and _______ ("Purchaser").

THE PARTIES AGREE AS FOLLOWS:

         1. Purchase of Shares. Pursuant to the Company's 1993 Long-Term Equity Incentive Plan (the "Plan"), a copy of which Purchaser acknowledges having received, and a Non-Qualified Stock Option Agreement ("Option Agreement") previously executed by Purchaser and the Company, the Company hereby sells to Purchaser, and Purchaser hereby purchases from the Company, ________ shares (the "NQO Shares") of the Company's $.10 par value common stock ("Common Stock") on the terms and conditions set forth herein and in the Plan and the Option Agreement, the terms and conditions of the Plan and Option Agreement being hereby incorporated into this Agreement by reference.

         2. Purchase Price. Purchaser is purchasing the NQO Shares from the Company, and the Company is selling the NQO Shares to Purchaser, at a price of $ ______ per share (the "Exercise Price"), for a total purchase price of $___________ (the "Purchase Price").

         3. Manner of Payment. Purchaser is hereby tendering payment of the Purchase Price for the NQO Shares in accordance with the Option Agreement.

         4. Binding Effect. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors, and assigns of the parties hereto.

         5. Taxes. The Company may withhold from Purchaser's wages, or require Purchaser to pay to the Company, any applicable withholding and employment taxes resulting from the purchase of NQO Shares hereunder.

         6. Damages. Purchaser shall be liable to the Company for all costs and damages, including incidental and consequential damages and attorneys' fees, resulting from Purchaser's breach of this Agreement. If any party to this Agreement seeks to enforce its rights under this Agreement by legal proceedings, the non-prevailing party shall pay costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorneys' fees.

         7. Stock Certificate Restrictive Legends. Stock certificates evidencing NQO Shares may bear such restrictive legends as the Company and the Company's counsel deem necessary or advisable under applicable law or pursuant to this Agreement including, without limitation, the following legend:

         "The offering and sale of the securities represented hereby has not been registered under the Securities Act of 1933 ("Act"). Any transfer of such securities will be invalid unless a Registration Statement under the Act is in effect as to such transfer or in the opinion of counsel for the Company such registration is unnecessary in order for such transfer to comply with the Act."

         8. Representations, Warranties, Covenants, and Acknowledgments of Purchaser. Purchaser hereby represents, warrants, covenants, acknowledges, and agrees that:

         8.1 Investment. Purchaser is acquiring the NQO Shares for Purchaser's own account, and not for the account of any other person. Purchaser is acquiring the NQO Shares for investment and not with a view to distribution or resale thereof except in compliance with applicable laws regulating securities.

         8.2 Business Experience. Purchaser is capable of evaluating the merits and risks of Purchaser's investment in the Company evidenced by purchase of the NQO Shares.

         8.3 Relation to Company. Purchaser is presently an officer, director or other employee of, or consultant to, the Company and in such capacity has become personally familiar with the business, affairs, financial condition and results of operations of the Company.

         8.4 Access to Information. Purchaser has had the opportunity to ask questions of, and to receive answers from, appropriate officers of the Company with respect to the terms and conditions of the transaction contemplated hereby and with respect to the business, affairs, financial condition and results of operations of the Company. Purchaser has had access to such financial and other information as is necessary in order for Purchaser to make a fully-informed decision as to investment in the Company by way of purchase of the NQO Shares, and has had the opportunity to obtain any additional information necessary to verify any of such information to which Purchaser has had access.

         8.5 Speculative Investment. Purchaser's investment in the Company represented by the NQO Shares is highly speculative in nature and is subject to a high degree of risk of loss in whole or in part. The amount of such investment is within Purchaser's risk capital means and is not so great in relation to Purchaser's total financial resources as would jeopardize the personal financial needs of Purchaser or Purchaser's family in the event such investment were lost in whole or in part.

         8.6 Registration. Purchaser must bear the economic risk of investment for an indefinite period of time because the sale to Purchaser of the NQO Shares has not been registered under the Act and the NQO Shares cannot be transferred by Purchaser unless such transfer is registered under the Act or an exemption from such registration is available. The Company has made no representations, warranties or covenants whatsoever as to whether any exemption from the Act, including without limitation any exemption for limited sales in routine brokers' transactions pursuant to Rule 144, will be available; if the exemption under Rule 144 is available at all, it may not be available until at least two years after payment of cash for the NQO Shares and not then unless:
(a) a public trading market then exists in the Common Stock; (b) adequate information as to the Company's financial and other affairs and operations is then available to the public; and (c) all other terms and conditions of Rule 144 have been satisfied.

         8.7 Tax Advice. The Company has made no warranties or representations to Purchaser with respect to the income tax consequences of the transactions contemplated by the option agreement pursuant to which the NQO Shares will be purchased, and Purchaser is in no manner relying on the Company or the Company's representatives for an assessment of such tax consequences.

         9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within the State of California by California residents. The parties agree that the exclusive jurisdiction and venue of any action with respect to this Agreement shall be in the Superior Court of California for the County of San Francisco or the United States District Court for the Northern District of California, and each of the parties hereby submits to the exclusive jurisdiction and venue of such courts for the purpose of such action. The parties agree that service of process in any such action may be effected by delivery of the summons and complaint in a manner provided for delivery of notices set forth in Section 10.

         10. Notices. All notices and other communications under this Agreement shall be in writing. Unless and until Purchaser is notified in writing to the contrary, all notices, communications and documents directed to the Company and related to the Agreement, if not delivered by hand, shall be mailed, addressed as follows:

                              BF Enterprises, Inc.
                              100 Bush Street, Suite 1250
                              San Francisco, CA 94104
                              Attention: Secretary

Unless and until the Company is notified in writing to the contrary, all notices, communications and documents intended for Purchaser and related to this Agreement, if not delivered by hand, shall be mailed to Purchaser's last known address as shown on the Company's books. Notices and communications shall be mailed by first class mail, postage prepaid; documents shall be mailed by registered mail, return receipt requested, postage prepaid. All mailings and deliveries related to this Agreement shall be deemed received only when actually received.

          11. Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signature to each such counterpart were upon a single instrument, and each counterpart shall be deemed an original of this Agreement.

          12. Severability. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent possible.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                     BF ENTERPRISES, INC.

                                     By: __________________________
                                         Title:


          Purchaser hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement, the Option Agreement and the Plan.

                                     PURCHASER

                                     ___________________________

                              BF ENTERPRISES, INC.
                     1993 LONG-TERM EQUITY INCENTIVE PLAN
                      NON-QUALIFIED STOCK OPTION AGREEMENT





         THIS NON-QUALIFIED STOCK OPTION AGREEMENT (this "Agreement"), is made and entered into as of ____________ between BF Enterprises, Inc., a Delaware corporation (the "Company"), and __________ ("Optionee").

THE PARTIES AGREE AS FOLLOWS:

1. Grant of Option; Effective Date.

      1.1 Grant. The Company hereby grants to Optionee pursuant to the Company's 1993 Long-Term Equity Incentive Plan (the "Plan"), a copy of which is attached to this Agreement as Exhibit 1.1, a non-qualified stock option (the "NQO") to purchase all or any part of an aggregate of ____ shares (the "NQO Shares") of the Company's $.10 par value common stock ("Common Stock") on the terms and conditions set forth herein and in the Plan, the terms and conditions of the Plan being hereby incorporated into this Agreement by reference.

       1.2 Effective Date. The effective date of the NQO is _____________ (the "Effective Date").

2. Exercise Price. The exercise price for purchase of the shares of Common Stock covered by the NQO shall be $_____ per share.

3. Term. The NQO shall expire ten years from the Effective Date.

4. Adjustment of the NQO. The Company shall adjust the number and kind of shares subject to the NQO and the exercise price thereof in certain circumstances in accordance with the provisions of the Plan.

5.Exercise of the NQO.

       5.1 Vesting; Time of Exercise. Except as set forth on Exhibit 5.1 attached hereto, if any (the absence of such exhibit indicating that no such exhibit was intended), the NQO shall be exercisable in whole or in part as of the Effective Date upon execution of this Agreement.

        5.2 Exercise After Termination of Employment. The NQO may be exercised after termination of Optionee's employment only in accordance with the provisions of Section 11(e) of the Plan.

        5.3 Manner of Exercise. Optionee may exercise the NQO, or any portion of the NQO, by giving written notice to the Company at its principal executive office, to the attention of the Secretary of the Company, accompanied by a copy of the Long-Term Equity Incentive Plan Stock Purchase Agreement, in substantially the form attached hereto as Exhibit 5.3, executed by Optionee
(or at the option of the Company such other form of stock purchase agreement as shall then be acceptable to the Company), payment of the exercise price and payment of any applicable withholding taxes. The date the Company receives written notice of an exercise hereunder accompanied by payment will be considered as the date the NQO was exercised.

        Promptly after receipt of written notice of exercise of the NQO, the Company shall, without stock issue or transfer taxes to Optionee or other person entitled to exercise, deliver to Optionee or such other person a certificate or certificates for the requisite number of shares of Common Stock. Optionee or a transferee of Optionee shall not have any privileges as a shareholder with respect to any NQO Shares until the date of issuance of a stock certificate.

        5.4 Payment.   Except as provided in Exhibit 5.4 attached hereto, if
any (the absence of such exhibit indicating that no exhibit was intended), payment in full, in cash, shall be made for all NQO Shares purchased at the time written notice of exercise of the NQO is given to the Company, and proceeds of any payment shall constitute general funds of the Company. At the time of exercise of the NQO (or at such later time(s) as the Company may prescribe), Optionee shall remit to the Company all United States federal and state withholding and employment taxes determined by the Company to be applicable.

        6. Nonassignability of the NQO. The NQO is not assignable or transferable by Optionee except by will or by the laws of descent and distribution. During the life of Optionee, the NQO is exercisable only by Optionee or Optionee's guardian or legal representative. Any attempt to assign, pledge, transfer, hypothecate or otherwise dispose of the NQO in a manner not herein permitted, and any levy of execution, attachment or similar process on the NQO, shall be null and void.

        7. Restriction of Issuance of NQO Shares.

        7.1 Legality of Issuance. The Company shall not be obligated to sell or issue any NQO Shares pursuant to this Agreement if such sale or issuance, in the opinion of the Company and the Company's counsel, might constitute a violation by the Company of any provision of law, including without limitation the provisions of the Securities Act of 1933, as amended (the "Act").

         7.2 Registration or Qualification of Securities. The Company may, but shall not be required to, register or qualify the issuance or sale of the NQO or any NQO Shares under the Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the grant or exercise of the NQO or the issuance or sale of any NQO Shares pursuant hereto to comply with any law.

         8. Restriction on Transfer. Regardless whether the sale of the NQO Shares has been registered under the Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge or other transfer of NQO Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and the Company's counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state, or any other law.

         9. Stock Certificate Restrictive Legends. Stock certificates evidencing NQO Shares may bear such restrictive legends as the Company and the Company's counsel deem necessary or advisable under applicable law or pursuant to this Agreement, including, without limitation, the following legend:

         "The offering and sale of the securities represented hereby have not been registered under the Securities Act of 1933, as amended (the "Act"). Any transfer of such securities will be invalid unless a Registration Statement under the Act is in effect as to such transfer or in the opinion of counsel for the Company such registration is unnecessary in order for such transfer to comply with the Act."

        10. Representations, Warranties, Covenants and Acknowledgements of Optionee Upon Exercise of the NQO. Optionee hereby agrees that in the event the Company and the Company's counsel deem it necessary or advisable, in the exercise of their discretion, the issuance of NQO Shares may be conditioned upon certain representations, warranties and acknowledgements by the person exercising the NQO ("Purchaser"), including, without limitation, those set forth in Sections 10.1 through 10.7 inclusive:

        10.1 Investment. Purchaser is acquiring the NQO Shares for Purchaser's own account, and not for the account of any other person. Purchaser is acquiring the NQO Shares for investment and not with a view to distribution or resale thereof except in compliance with applicable laws regulating securities.

        10.2 Business Experience. Purchaser is capable of evaluating the merits and risks of Purchaser's investment in the Company evidenced by purchase of the NQO Shares.

        10.3 Relation to Company. Purchaser is presently an officer, director or other employee of, or consultant to, the Company and in such capacity has become personally familiar with the business, affairs, financial condition and results of operations of the Company.

         10.4 Access to Information. Purchaser has had the opportunity to ask questions of, and to receive answers from, appropriate officers of the Company with respect to the terms and conditions of the transaction contemplated hereby and with respect to the business, affairs, financial condition and results of operations of the Company. Purchaser has had access to such financial and other information as is necessary in order for Purchaser to make a fully-informed decision as to investment in the Company by way of purchase of the NQO Shares, and has had the opportunity to obtain any additional information necessary to verify any of such information to which Purchaser has had access.

         10.5 Speculative Investment. Purchaser's investment in the Company represented by the NQO Shares is highly speculative in nature and is subject to a high degree of risk of loss in whole or in part. The amount of such investment is within Purchaser's risk capital means and is not so great in relation to Purchaser's total financial resources as would jeopardize the personal financial needs of Purchaser or Purchaser's family in the event such investment were lost in whole or in part.

         10.6 Registration. Purchaser must bear the economic risk of investment for an indefinite period of time because the sale to Purchaser of the NQO Shares has not been registered under the Act and the NQO Shares cannot be transferred by Purchaser unless such transfer is registered under the Act or an exemption from such registration is available. The Company has made no representations, warranties or covenants whatsoever as to whether any exemption from the Act, including without limitation any exemption for limited sales in routine brokers' transactions pursuant to Rule 144, will be available; if the exemption under Rule 144 is available at all, it may not be available until at least two years after payment of cash for the NQO Shares and not then unless:
(a) a public trading market then exists in the Common Stock; (b) adequate information as to the Company's financial and other affairs and operations is then available to the public; and (c) all other terms and conditions of Rule 144 have been satisfied.

         10.7 Tax Advice. The Company has made no warranties or representations to Purchaser with respect to the income tax consequences of the transactions contemplated by the option agreement pursuant to which the NQO Shares will be purchased and Purchaser is in no manner relying on the Company or the Company's representatives for an assessment of such tax consequences.

         11. Assignment: Binding Effect. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon and inure to the benefit of the executors, administrators, heirs, legal representatives and successors of the parties hereto; provided, however, that Optionee may not assign any of Optionee's rights under this Agreement.


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

          12. Damages. Optionee shall be liable to the Company for all costs and damages, including incidental and consequential damages, resulting from a disposition of NQO Shares which is not in conformity with the provisions of this Agreement.

          13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within the State of California by California residents. The parties agree that the exclusive jurisdiction and venue of any action with respect to this Agreement shall be in the Superior Court of California for the County of San Francisco or the United States District Court for the Northern District of California, and each of the parties hereby submits to the exclusive jurisdiction and venue of such courts for the purpose of such action. The parties agree that service of process in any such action may be effected by delivery of the summons to the parties in the manner provided for delivery of notices set forth in Section 14.

          14. Notices. All notices and other communications under this Agreement shall be in writing. Unless and until Optionee is notified in writing to the contrary, all notices, communications and documents directed to the Company and related to the Agreement, if not delivered by hand, shall be mailed, addressed as follows:

                          BF Enterprises, Inc.
                          100 Bush Street, Suite 1250
                          San Francisco, CA 94104
                          Attention: Secretary

Unless and until the Company is notified in writing to the contrary, all notices, communications and documents intended for Optionee and related to this Agreement, if not delivered by hand, shall be mailed to Optionee's last known address as shown on the Company's books. Notices and communications shall be mailed by first class mail, postage prepaid; documents shall be mailed by registered mail, return receipt requested, postage prepaid. All mailings and deliveries related to this Agreement shall be deemed received only when actually received.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

                                          BF ENTERPRISES, INC.

                                      By:______________________
                                          Brian P. Burns
                                          Chairman and President


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

Optionee hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement and the Plan.

                                  Optionee: _________________________

Optionee's spouse indicates by the execution of this Non-Qualified Stock Option Agreement his or her consent to be bound by the terms thereof as to his or her interests, whether as community property or otherwise, if any, in the NQO granted hereunder, and in any NQO Shares purchased pursuant to this Agreement.

                                  ____________________________
                                  Optionee's Spouse


EXHIBITS

Exhibit 1.1   1993 Long-Term Equity Incentive Plan

Exhibit 5.3   1993 Long-Term Equity Incentive Plan
              Stock Purchase Agreement

Exhibit 5.4   Manner of Payment


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